Exhibit 99.1

Series 2001-2 Monthly Certificateholders’ Statement for the month of January 2003

Series 2001-2

Monthly Certificateholder's Statement

Saks Credit Card Master Trust

Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the “Pooling and Servicing Agreement”), as supplement by the Series 2001-2 Supplement, dated as of July 17, 2001 (the “Supplement” and together with the Pooling and Servicing Agreement, the “Agreement”) each between Saks Credit Corporation (as successor to Proffitt’s Credit Corporation) as Trasferor, Saks Incorporated (formerly known as Proffitt’s Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. “The information with respect to Series 2001-2 is set forth below:

Date of the Certificate	February 10, 2003
Monthly Period ending	January 31, 2003
Determination Date	February 10, 2003
Distribution Date	February 17, 2003

General

101	Amortization Period				No	101
102	Early Amortization Period				No	102
103	Class A Investor Amount paid in full				No	103
104	Class B Investor Amount paid in full				No	104
105	Collateral Interest Amount paid in full				No	105
106	Saks Incorporated is the Servicer				Yes	106
Investor Amount

		as of the end of the prior Monthly Period			as of the end of the relevant Monthly Period
107	Series 2001-2 Investor Amount	$450,000,000	107	(a)	$450,000,000	107	(b)
108	Class A Investor Amount	$333,000,000	108	(a)	$333,000,000	108	(b)
109	Class B Investor Amount	$36,000,000	109	(a)	$36,000,000	109	(b)
110	Class C Investor Amount	$65,250,000	110	(a)	$65,250,000	110	(b)
111	Class D Investor Amount	$15,750,000	111	(a)	$15,750,000	111	(b)

112	Series 2001-2 Adjusted Investor Amount	$450,000,000	112	(a)	$450,000,000	112	(b)
113	Class A Adjusted Investor Amount	$333,000,000	113	(a)	$333,000,000	113	(b)
114	Principal Account Balance with respect to Class A	$—	114	(a)	$—	114	(b)
115	Class B Adjusted Investor Amount	$36,000,000	115	(a)	$36,000,000	115	(b)
116	Principal Account Balance with respect to Class B	$—	116	(a)	$—	116	(b)
117	Class C Adjusted Investor Amount	$65,250,000	117	(a)	$65,250,000	117	(b)
118	Principal Account Balance with respect to Class C	$—	118	(a)	$—	118	(b)
119	Class D Investor Amount	$15,750,000	119	(a)	$15,750,000	119	(b)

					for the relevant Monthly Period
120	Series 2001-2 average Adjusted Investor Amount				$450,000,000	120
121	Class A average Adjusted Investor Amount				$333,000,000	121
122	Class B average Adjusted Investor Amount				$36,000,000	122
123	Class C average Adjusted Investor Amount				$65,250,000	123
124	Class D average Investor Amount				$15,750,000	124

125	Class A Certificate Rate				1.61000%	125
126	Class B Certificate Rate				2.02000%	126
127	Class C Certificate Rate				2.87000%	127

		for the relevant Monthly Period			as of the end of the relevant Monthly Period
128	Series 2001-2 Investor Percentage with respect to Finance Charge Receivables	33.57%	128	(a)	37.68%	128	(b)
129	Class A	24.84%	129	(a)	27.88%	129	(b)
130	Class B	2.69%	130	(a)	3.01%	130	(b)
131	Class C	4.87%	131	(a)	5.46%	131	(b)
132	Class D	1.17%	132	(a)	1.32%	132	(b)

133	Series 2001-2 Investor Percentage with respect to Principal Receivables	33.57%	133	(a)	37.68%	133	(b)
134	Class A	24.84%	134	(a)	27.88%	134	(b)
135	Class B	2.69%	135	(a)	3.01%	135	(b)
136	Class C	4.87%	136	(a)	5.46%	136	(b)
137	Class D	1.17%	137	(a)	1.32%	137	(b)

138	Series 2001-2 Investor Percentage with respect to Allocable Amounts	33.57%	138	(a)	37.68%	138	(b)
139	Class A	24.84%	139	(a)	27.88%	139	(b)
140	Class B	2.69%	140	(a)	3.01%	140	(b)
141	Class C	4.87%	141	(a)	5.46%	141	(b)
142	Class D	1.17%	142	(a)	1.32%	142	(b)

Series 2001-2

Series 2001-2 Investor Distributions

143	The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period	$—	143
144	Class A distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	144
145	Class B distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	145
146	Class C distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	146
147	Class D distribution of collections of Principal Receivables per $1,000 of original principal amount	$—	147
147	Class A distribution attributable to interest per $1,000 of original principal amount	$1.48	147
148	Class B distribution attributable to interest per $1,000 of original principal amount	$1.85	148
149	Class C distribution attributable to interest per $1,000 of original principal amount	$2.63	149
150	Class D distribution attributable to interest per $1,000 of original principal amount	$—	150
151	Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount	$1.67	151

Collections Allocated to Series 2001-2

152	Series allocation of collections of Principal Receivables	$101,456,714	152
153	Class A	$75,077,968	153
154	Class B	$8,116,537	154
155	Class C	$14,711,223	155
156	Class D	$3,550,985	156

157	Series allocation of collections of Finance Charge Receivables	$7,942,457	157
158	Class A	$5,877,418	158
159	Class B	$635,397	159
160	Class C	$1,151,656	160
161	Class D	$277,986	161

	Available Funds
162	Class A Available Funds	$5,877,418	162
163	The amount to be withdrawn from the Reserve Account to be included in Class A Available funds	$—	163
164	Principal Investment Proceeds to be included in Class A Available Funds	$—	164
165	The amount of investment earnings on amounts held in the Reserve Account to be included in Class A Available funds	$—	165

166	Class B Available Funds	$635,397	166
167	The amount to be withdrawn from the Reserve Account to be included in Class B Available funds	$—	167
168	Principal Investment Proceeds to be included in Class B Available Funds	$—	168

169	Class C Available Funds	$1,151,656	169
170	The amount to be withdrawn from the Reserve Account to be included in Collateral Interest Available Funds	$—	170
171	Principal Investment Proceeds to be included in Collateral Interest Available Funds	$—	171

172	Class D Available Funds	$277,986	172
Application of Collections
	Class A
172	Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$491,453	172
173	If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing fee for the related Distribution Date	$—	173
174	Class A Allocable Amount	$1,306,724	174
175	An amount to be included in the Excess Spread	$4,079,242	175

Series 2001-2

	Class B
176	Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$66,660	176
177	If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing fee for the related Distribution Date	$—	177
178	An amount to be included in the Excess Spread	$568,737	178

	Class C
179	If Saks Incorporated is no longer the Servicer, an amount equal to Class C Servicing fee for the related Distribution Date	$—	179
180	An amount to be included in the Excess Spread	$1,151,656	180

	Class D
181	If Saks Incorporated is no longer the Servicer, an amount equal to Class D Servicing fee for the related Distribution Date	$—	181
182	An amount to be included in the Excess Spread	$277,986	182

181	Available Excess Spread	$6,077,621	181
182	Available Shared Excess Finance Charge Collections	$—	182
183	Total Cash Flow available for Series 2001-2 waterfall	$6,077,621	183

184	Fund any Class A Required Amount	$—	184
185	Class A Investor Charge Offs which have not been previously reimbursed	$—	185
186	Class B Required Amount to the extent attributable to line 176 and line 177	$—	186

187	Class B Allocable Amount	$141,267	187
188	Excess of the Required Reserve Account Amount over the amount held in the Reserve Account	$—	188
189	An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount	$—	189
190	Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date	$171,662	190
191	Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts previously due but not distributed to the Servicer	$750,000	191
192	Class C Allocable Amount	$256,047	192
193	Class D Allocable Amount	$61,805	193
194	Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class C Investor Amount to the Class A or Class B Investor Amount	$—	194

195	Any unreimbursed reductions of the Class D Investor Amount , if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B or Class C Investor Amount	$—	195
196	Excess of the Required Spread Account Amount over the available Spread Account Amount	$—	196
197	The aggregate of any other amounts, if any, then due to the Collateral Interest	$—	197
198	Shared Excess Finance Charge Collections	$4,696,840	198

Determination of Monthly Principal

199	Available Principal Collections held in the Collection Account	$101,456,714	199
200	Controlled Accumulation Amount for the Monthly Period	$—	200
201	Deficit Controlled Accumulation Amount	$—	201
202	Principal Collections deposited for the Monthly Period	$—	202

203	Class A Monthly Principal	$—	203

204	Class B Monthly Principal (only after payout of Class A or the accumulation of the Class A Investor Amount)	$—	204
205	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A Monthly Principal	$101,456,714	205
206	Controlled Deposit Amount less Class A Monthly Principal	$—	206

207	Class C Monthly Principal (only after payout of Class A and Class B or the accumulation of the Class A and Class B Investor Amount)	$—	207
208	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B Monthly Principal	$101,456,714	208
209	Controlled Deposit Amount less Class A and Class B Monthly Principal	$—	209

Series 2001-2

210	Class D Monthly Principal (only after payout of Class A and Class B or accumulation of the Class A and Class B Investor Amount)				$—	210
211	Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B, and CTO Monthly Principal				$101,456,714	211
212	Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal				$—	212

Reallocated Principal Collections
213	Reallocated Principal Collections				$—	213
214	Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	214
215	Class C Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	215
216	Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)				$—	216

Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
		%			Amount
217	Series 2001-2 Default Amount	33.57%	217	(a)	$1,765,843	217	(b)
218	Class A Investor Default Amount	24.84%	218	(a)	$1,306,724	218	(b)
219	Class B Investor Default Amount	2.69%	219	(a)	$141,267	219	(b)
220	Class C Investor Default Amount	4.87%	220	(a)	$256,047	220	(b)
221	Class D Investor Default Amount	1.17%	221	(a)	$61,805	221	(b)

222	Series 2001-2 Adjustment Amount				$—	222
223	Class A Adjustment Amount				$—	223
224	Class B Adjustment Amount				$—	224
225	Class C Adjustment Amount				$—	225
226	Class D Adjustment Amount				$—	226

227	Series 2001-2 Allocable Amount				$1,765,843	227
228	Class A Allocable Amount				$1,306,724	228
229	Class B Allocable Amount				$141,267	229
230	Class C Allocable Amount				$256,047	230
231	Class D Allocable Amount				$61,805	231

Required Amounts
231	Class A Required Amount				$—	231
232	Class A Monthly Interest for current Distribution Date				$491,453	232
233	Class A Monthly Interest previously due but not paid				$—	233
234	Class A Additional Interest for prior Monthly Period or previously due but not paid				$—	234
235	Class A Allocable Amount for current Distribution Date				$1,306,724	235
236	Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	236

237	Class B Required Amount				$—	237
238	Class B Monthly Interest for current Distribution Date				$66,660	238
239	Class B Monthly Interest previously due but not paid				$—	239
240	Class B Additional Interest for prior Monthly Period or previously due but not paid				$—	240
241	Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	241
242	Excess of Class B Allocable Amount over funds available to make payments				$—	242

243	Class C Required Amount				$—	243
244	Class C Monthly Interest for current Distribution Date				$171,662	244
245	Class C Monthly Interest previously due but not paid				$—	245
246	Class C Additional Interest for prior Monthly Period or previously due but not paid				$—	246
247	Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)				$—	247
248	Excess of Class C Allocable Amount over funds available to make payments				$—	248

Reduction of Investor Amounts
	Class A
249	Class A Investor Amount reduction				$—	249
250	Class A Investor Charge Off				$—	250

	Class B
251	Class B Investor Amount reduction				$—	251
252	Class B Investor Charge Off				$—	252
253	Reductions of the Class B Investor Amount due to Class A Allocable Amount				$—	253
254	Reallocated Principal Collections applied to Class A				$—	254

Series 2001-2

	Class C
255	Class C Investor Amount reduction	$—	255
256	Class C Investor Charge Off	$—	256
257	Reductions of the Class C Investor Amount due to Class A and Class B Allocable Amounts	$—	257
258	Reallocated Principal Collections applied to Class A and Class B	$—	258

	Class D
259	Class D Investor Amount reduction	$—	259
260	Class D Investor Charge Off	$—	260
261	Reductions of the Class D Investor Amount due to Class A, Class B, or Class C Allocable Amounts	$—	261
262	Reallocated Principal Collections applied to Class A, Class B, and Class C	$—	262

Servicing Fee

263	Series 2001-2 Servicing Fee	$750,000	263
264	Class A Servicing Fee	$555,000	264
265	Class B Servicing Fee	$60,000	265
266	Class C Servicing Fee	$108,750	266
267	Class D Servicing Fee	$26,250	267
Spread Account

268	Beginning balance of Spread Account	$—	268
269	Required Spread Account Amount	0	269
270	Required Spread Account Percentage	0.00%	270
271	Deposits to the Spread Account pursuant to line 188	$—	271
272	Withdrawals from the Spread Account	$—	272
273	Ending balance of Spread Account	$—	273

274	Excess Spread Percentage (including Shared Excess Finance Charge Collections)	12.17%	274
275	Average Excess Spread Percentage	12.38%	275

Reserve Account

276	Required Reserve Account Amount ( if applicable)	$—	276
277	Reserve Account reinvestment rate (if applicable)	$—	277
278	Reserve Account reinvestment earnings	$—	278
279	Reserve Account balance	$—	279

280	Accumulation Period Length	12 months	280

Excess Spread

281	Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge Collections from other Series)	15.94%	281
282	Base Rate for Monthly Period	3.77%	282
283	Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)	12.17%	283
284	Three month average of Portfolio Yield minus Base Rate	12.38%	284

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of February, 2003.

Saks Incorporated,

as Servicer

By:	Scott A. Honnold
Name: Scott A. Honnold Title: Vice President and Treasurer